Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant  to  section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of NeWave, Inc., a Utah corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Quarterly Report for the year ended March 31, 2004 (the "Form 10-QSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August  20,,  2004



/s/  Michael  Hill
--------------------
Michael  Hill,  Chief  Executive  Officer





Dated:  August  20,  2004



/s/  Barrett  Evans
-----------------
Barrett  Evans,  Interim  Chief  Financial  Officer